UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2009

                             CHEVIOT FINANCIAL CORP.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      0-50529                 56-2423750
-----------------------------        --------------------    -------------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                    45211
----------------------------------------                           -------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

            On July 29, 2009, Cheviot Financial Corp. announced its earnings for the quarter ended June 30, 2009. A copy of the press release dated July 29, 2009, detailing earnings for this period is attached as
            Exhibit 99.1 to this report.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial Statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions. Not Applicable.

(d)         Exhibits.

            The following Exhibit is attached as part of this report:


            99.1 Press release of Cheviot Financial Corp., dated July 29, 2009, announcing the company's earnings for the six months ended June 30, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CHEVIOT FINANCIAL CORP.



DATE: July 29, 2009                    By:  /s/ Scott T. Smith
                                            ---------------------------------
                                            Scott T. Smith
                                            Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                       Description
         -----------                       -----------

              99.1 Press release of Cheviot Financial Corp., dated July 29, 2009, announcing the company's earnings for the six months ended June 30, 2009.